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                                                                    EXHIBIT 10.2


                          REGISTRATION RIGHTS AGREEMENT

         This REGISTRATION RIGHTS AGREEMENT ("Agreement") is entered into as of the ____ day of __________, 1998 by and among Chastain Capital Corporation (the "Company"), Lend Lease Corporation Limited (together with its affiliates, "Lend Lease") and ERE Yarmouth, Inc. (the "Manager" together with Lend Lease, the "Holders").

                                    RECITALS

         WHEREAS, the Company and a wholly owned indirect subsidiary of Lend Lease ("Purchaser") have entered into an agreement (the "Purchase Agreement") pursuant to which the Company has agreed to sell to Purchaser, and Purchaser has agreed to purchase the number of shares of the Company's Common Stock, par value $.01 per share ("Common Stock"), equal to (a)10% of the Company's issued and outstanding Common Stock immediately following consummation of the Company's initial public offering minus (b) 100 shares.

         WHEREAS, the Company and the Manager have entered into an agreement (the "Management Agreement") pursuant to which the Manager will perform managerial services for the Company and its subsidiaries;

         WHEREAS, the Company has established a stock option plan (the "Plan") pursuant to which options to acquire shares of Common Stock may be granted, and, pursuant to a certificate (the "Stock Option Certificate") the Company has granted options to purchase 1,166,667 shares of Common Stock (the "Options") to the Manager (or, if necessary, to prevent Lend Lease from exceeding the Ownership Limitation set forth in the Articles of Incorporation of the Company, units of limited partnership interest in Chastain Partnership, L.P., which units will be redeemable for shares of Common Stock) over a four-year vesting period.

         WHEREAS, neither the shares of Common Stock to be acquired by Lend Lease nor the shares of Common Stock subject to the Options have been registered under the Securities Act of 1933, as amended (the "Securities Act");

         WHEREAS, from time to time, the Holders may acquire additional shares of Common Stock;

         WHEREAS, the parties hereto desire to set forth certain rights of the Holders as holders of Common Stock;

         NOW, THEREFORE, for and in consideration of the mutual promises and agreements contained in this Agreement, the parties hereto mutually agree as follows:


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                                    ARTICLE 1

                                   DEFINITIONS

         "Affiliate" means (i) any Person that, directly or indirectly, controls or is controlled by or is under common control with such Person, (ii) any other Person that beneficially owns, directly or indirectly, 5% or more of the outstanding capital stock, shares or equity interests of such Person, or (iii) any officer, director, employee, partner or trustee of such Person or any Person controlling, controlled by or under common control with such Person (excluding trustees and persons serving in similar capacities who are not otherwise Affiliates of such Person). For the purposes of this definition, "control" (including the correlative meanings of the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, through the ownership of voting securities, partnership interests or other equity interests.

         "Agreement" means this Registration Rights Agreement, as the same may be amended, modified, or supplemented from time to time.

         "Closing" means the date on which the Company's initial public offering of Common Stock is consummated.

         "Closing Date" means the date on which the Closing occurs.

         "Closing Price" means the average of the high bid and low asked prices in the over-the-counter market, as reported by The Nasdaq Stock Market, or any national securities exchange on which the Common Stock is listed.

         "Code" means the Internal Revenue Code of 1986, as amended, and as hereafter amended from time to time. Reference to any particular provision of the Code shall mean that provision of the Code as of the date hereof and any succeeding provision of the Code.

         "Market Price" means, as of any determination date, the average of the Closing Prices for the five consecutive Trading Days ending on such date.

         "Person" means a natural person, a corporation, a partnership, a trust, a joint venture, any regulatory authority, or any other entity or organization.

         "Registrable Shares" means each of the shares of Common Stock which may be registered pursuant to this Agreement, as defined in Section 2.01.

         "SEC" means the United States Securities and Exchange Commission.



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         "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

         "Shelf Registration" shall mean the registration of the shares owned by the Holders effected pursuant to Section 2.01 hereof.

         "Shelf Registration Period" shall mean the period of time the Company is required to make and maintain the Shelf Registration as defined in Section
2.01 hereof.

         "Trading Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

         "Underwritten Offering" means a sale of securities of the Company to an underwriter or underwriters pursuant to a Registration Statement for reoffering to the public.

                                    ARTICLE 2

                               SHELF REGISTRATION

         SECTION 2.01. Shelf Registration. If the Manager ceases to act as manager of the Company pursuant to the Management Agreement dated as of _________, 1998, then, upon the request of either Holder, the Company agrees to file with the SEC, no later than thirty days after the request, a shelf registration statement under Rule 415 of the Securities Act, or similar rule that may be adopted by the SEC (a "Shelf Registration") with respect to all shares of Common Stock beneficially owned by the Holders (the "Registrable Shares") (or, if so requested by the Holders, a specified portion of such shares). The Company will use commercially reasonable efforts to have such Shelf Registration declared effective under the Securities Act as soon as practicable. The Holders shall notify the Company of the method or methods of disposition that may be utilized by them in disposing of such shares and such information shall be included in the prospectus included in such Shelf Registration to the extent such methods are permitted by applicable law.

         The Company will use its best efforts to keep the Shelf Registration continuously effective until the date when all of the shares of Common Stock covered thereby are sold thereunder (the "Shelf Registration Period").

         SECTION 2.02. Suspension. If the Company shall furnish to the Holders a certificate signed by the President or Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be detrimental to the Company and its shareholders for such Shelf Registration Statement to be filed at such time, then the Company shall have the right to defer the filing of the Shelf Registration Statement for a period of not more than 120 days after receipt of the request from the Holders under this Article 2.



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                                    ARTICLE 3

                               OTHER REGISTRATIONS

         SECTION 3.01.        Piggyback Registration.

         (a) If at any time on or after the date that is two (2) years after the Closing, the Company shall propose the registration under the Securities Act of a public offering of Common Stock, the Company shall give written notice of such proposed registration as promptly as practicable to the Holders, and if, within seven (7) days after the giving of such notice, the Holders request the Company in writing to include any shares of Common Stock that are owned by the Holders and that have not previously been registered under a Shelf Registration declared effective by the SEC, the Company shall include in the registration such amount of such shares of Common Stock as the Holders shall request; provided, however, that the Company shall not be required to give notice or include such shares in any such registration if the proposed registration relates solely to (i) securities to be offered to employees pursuant to a stock option, stock savings, or other employee benefit plan, (ii) securities proposed to be issued in exchange for securities or assets of, or in connection with a merger of consolidation with, another entity, (iii) securities to be offered by the Company generally to any class or series of its then existing security holders, (iv) securities issuable upon the conversion of securities which are the subject of an underwritten redemption, or (v) securities to be offered or issued pursuant to a combination of transactions referred to in clauses (i) through (iv).

         (b) The Company shall have the right, in its sole discretion to terminate or withdraw any registration initiated by its under this Article 3 prior to the effectiveness of such registration whether or not the Holders have elected to include shares in such registration.

         (c) If a registration statement under which the Company gives notice under this Article 3 is for an Underwritten Offering, then the Company shall so advise the Holders. In such event, the right of the Holders to include their shares in a registration pursuant to this Article 3 shall be conditioned upon such entity's participation in such underwriting and the inclusion of such entity's shares in the underwriting to the extent provided herein. All entities proposing to distribute their Registrable Shares through such underwriting shall enter into an underwriting agreement in customary form with the underwriter(s) selected from such underwriting. Notwithstanding any other provision of this Agreement, if the managing underwriter(s) determine(s) in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriter(s) may exclude shares (including Registrable Shares) from the registration and the underwriting, and the number of shares that may be included in the registration and the underwriting shall be allocated, first, to the Company, and second, to each of the holders (including the Holders) requesting inclusion of their shares in such registration statement on a pro rata basis based on the total number of shares then held by each such holder provided, however, that the right of the underwriters to exclude shares (including Registrable Shares) from the registration and all shares that are not Registrable Shares and that are held by persons who are officers or directors of the Company (or any subsidiary of the Company) shall first be excluded from such registration and underwriting



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before any Registrable Shares are so excluded and, further provided, that pursuant to the Registration Rights Agreement between the Company and FBR Asset Investment Corporation ("FBR"), shares of FBR included in the registration shall not be reduced below 25% of the shares that FBR requested to be included in the registration. If the Holders disapprove of the terms of any such underwriting, such entity may elect to withdraw therefrom by written notice to the Company and the managing underwriter(s), delivered at least ten (10) business days prior to the effective date of the registration statement. Any Registrable Shares excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Holder that is a partnership or corporation, the partners, retired partners and shareholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "Holder," and any pro rata reduction with respect to such "Holder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "Holder," as defined in this sentence.

         (d) By electing to include Registrable Shares in any registration pursuant to Article 3 hereof, the Holders shall be deemed to have agreed not to effect any public sale or distribution of securities of the Company of the same or similar class or classes of the securities included in the Registration Statement or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 or Rule 144A under the Securities Act, during such periods as reasonably requested by the managing underwriter(s), if an Underwritten Offering, or the Company, in any other registration. Any period up to 180 days shall be deemed reasonable.

                                    ARTICLE 4

                                  OTHER MATTERS

         SECTION 4.01. Registration Procedures. In connection with the obligations of the Company with respect to any registration pursuant to this Agreement, the Company shall use commercially reasonable efforts to effect or cause to be effected the registration of the Registrable Shares under the Securities Act to permit the sale of such Registrable Shares by the Holders in accordance with the Holders' intended method or methods of distribution, and the Company shall:

         (a) subject to Section 4.01(h) hereof, prepare and file with the SEC such amendments and post-effective amendments to each such Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period; cause each such Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 or any similar rule that may be adopted under the Securities Act; and comply with the provisions of the Securities Act applicable to the Company with respect to such Registration Statement during the applicable period;

         (b) furnish to the Holder of Registrable Shares without charge as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and



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such other documents as such Holder may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Shares;

         (c) use commercially reasonable efforts to register or qualify, or obtain an exemption from registration or qualification for, all Registrable Shares by the time the applicable Registration Statement is declared effective by the Commission under all applicable state securities or "blue sky" laws of such jurisdictions as the Holders of Registrable Shares covered by a Registration Statement shall reasonably request in writing, keep each such registration or qualification or exemption effective during the period such Registration Statement is required to be kept effective and do any and all other acts and things that may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Shares owned by such Holder; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction or to register as a broker or dealer in such jurisdiction where it would not otherwise be required to qualify but for this Section 4.01(c), (ii) subject itself to taxation in any such jurisdiction, or (iii) submit to the general service of process in any such jurisdiction; provided, further, that if the Company fails to list the Registrable Shares on a national stock exchange or qualify for quotation on an automatic quotation system at or prior to the time the Registration Statement is declared effective by the SEC because it fails to meet requirements for such listing or quotation regarding the number of holders, the obligation in this Section 4.01(c) shall not require the Company to register or qualify the Registrable Shares in any jurisdiction where the Company reasonably concludes, based upon the advice of securities counsel, that such registration or qualification would require unreasonable effort (including, without limitation, amendments to the Company's charter or bylaws) or expense;

         (d) notify the Holder of Registrable Shares promptly and, if requested by such Holder, confirm such advice in writing (i) when a Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, and (iii) of the happening of any event during the period a Registration Statement is effective as a result of which such Registration Statement or the related Prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (iv) at the written request of any such Holder, promptly to furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchaser of such securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

         (e) upon written request by the Holder, furnish to the Holder of Registrable Shares copies of any request by the SEC or any state securities authority of amendments or supplements to a Registration Statement and Prospectus or for additional information;



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         (f)      make every reasonable effort to avoid the issuance of, or if issued to obtain the withdrawal of, any enjoining order suspending the use or effectiveness of a Registration Statement or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Shares for sale in any jurisdiction, at the earliest possible moment;

         (g) upon written request furnish to the Holder of Registrable Shares, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

         (h) upon the occurrence of any event contemplated by Section 4.01(d)(iii) hereof, use commercially reasonable efforts to prepare a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Shares, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

         (i) if requested by the representative underwriters, if any, or any Holders of Registrable Shares being sold in connection with such offering,
(i) promptly incorporate in a prospectus supplement or post-effective amendment such information as the representative of the underwriters, if any, or such Holders indicate relates to them or otherwise reasonably request be included therein, and (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment; provided, however, that the Company shall not be required to take any action pursuant to this Section 4.01 that would, in the opinion of counsel for the Company, violate applicable law;

         (j) make available to inspection by representatives of the Holder of the Registrable Shares and the representative of any underwriters participating in any disposition pursuant to a Registration Statement and any special counsel or accountant retained by such Holders or underwriters, all financial and other records, pertinent corporate documents and properties of the Company and cause the respective officers, directors and employees of the Company to supply all information reasonably requested by any such representatives, the representative of the underwriters, the special counsel or accountants in connection with a Registration Statement; provided, however, that such records, documents or information that the Company determines, in good faith, to be confidential and notifies such representatives, representative of the underwriters, special counsel or accountants are confidential shall not be disclosed by the representatives, representative of the underwriters, special counsel or accountants unless (i) the disclosure of such records, documents or information is necessary to avoid or correct a misstatement or omission in a Registration Statement, (ii) the release of such records, documents or information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, or (iii) such records, documents or information have been generally made available to the public;



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         (k)      use commercially reasonable efforts (including, without
limitation, seeking to cure any deficiencies (within the Company's control) cited by the exchange or market in the Company's listing application) to list all Registrable Shares on the American Stock Exchange or The Nasdaq National Market (or the Nasdaq Small Cap Market) if not qualified for the Nasdaq National Market (unless the Company qualifies and chooses to list all Registrable Shares on the New York Stock Exchange, in which event the Company shall use its best efforts to list all Registrable Shares on the New York Stock Exchange);

         (l) otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC and make generally available to its security holders, as soon as reasonably practicable, earnings statements covering at least 12 months that satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 (or any similar rule promulgated under the Securities Act) thereunder;

         (m) provide and cause to be maintained a transfer agent for all Registrable Shares covered by any Registration Statement from and after a date not later than the effective date of such Registration Statement; and

         (n) in connection with any sale or transfer of the Registrable Shares that will result in such securities no longer being the Registrable Shares, cooperate with the Holders and the representative of the underwriters, if any, to facilitate the timely preparation and delivery of certificates representing the Registrable Shares to be sold, which certificates shall not bear any restrictive legends and to enable such Registrable Shares to be in such denominations and registered in such names as the representative of the underwriters, if any, or Holders may request at least two Business Days prior to any sale of the Registrable Shares.

         In addition, the Company may require the Holder of Registrable Shares to furnish to the Company such information regarding the proposed distribution by such Holder of such Registrable Shares as the Company may from time to time reasonably request in writing or as shall be required to effect the registration of their Registrable Shares.

         The Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4.01(d)(iii) hereof, such Holder will immediately discontinue disposition of Registrable Shares pursuant to a Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus. If so directed by the Company, such Holder will deliver to the Company (at the expense of the Company) all copies in its possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Shares current at the time of receipt of such notice.

         SECTION 4.02. Black-Out Period. (a) Following the effectiveness of a Registration Statement (and the filings with any state securities commissions), the Company may direct the Holder to suspend sales of the Registrable Shares for such times as the Company reasonably may determine are necessary and advisable, including upon the occurrence of the following events: (i)



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an Underwritten Offering by the Company where the Company is advised by the managing underwriter(s) for such Underwritten Offering that sale of Registrable Shares under the Registration Statement would have a material adverse effect on the offering, or (ii) pending negotiations relating to, or consummation of, a transaction or the occurrence of an event (x) that would require additional disclosure of material information by the Company in the Registration Statement (or such filings), (y) as to which the Company has a bona fide business purpose for preserving confidentiality, or (z) that renders the Company unable to comply with SEC requirements, in each case under circumstances that would make it impractical or inadvisable to cause the Registration Statement (or such filings) to become effective or to promptly amend or supplement the Registration Statement on a post-effective basis, as applicable (a "Suspension Event").

         (b) In the case of a Suspension Event, the Company shall give written notice (a "Suspension Notice") to the Holders to suspend sales of the Registrable Shares so that the Company may correct or update the Registration Statement (or such filings); provided, however, that such suspension shall continue only for so long as the Suspension Even or its effect is continuing. No Holder shall effect any sales of the Registrable Shares pursuant to such Registration Statement (or such filings) at any time after it has received a Suspension Notice from the Company. If so directed by the Company, the Holders will deliver to the Company all copies of the Prospectus covering the Registrable Shares held by them at the time of receipt of the Suspension Notice. The Holders may recommence effecting sales of the Registration Shares pursuant to the Registration Statement (or such filings) following further notice to such effect (an "End of Suspension Notice") from the Company, which End of Suspension Notice shall be given by the Company promptly following the conclusion of any Suspension Event.

         SECTION 4.03. Conditions to Obligations of the Company. The obligations of the Company to use its best efforts to cause the shares owned by the Holders to be registered under the Securities Act are subject to the following conditions:

         (a) Any request by the Holders for registration shall specify the amount of shares intended to be sold, contain the undertaking of such Holder, to provide all such information as may be reasonably required in order to permit the Company to comply with all applicable requirements of the SEC and to obtain acceleration of the effective date of the registration statement, identify any proposed underwriters, and specify the proposed method of offering and sale.

         (b) The Company may require, as a condition to fulfilling its obligations hereunder, the indemnification agreements described in Article 5 from the Holders, and their underwriters.

         (c) The Company shall not be required to register shares pursuant to Section 2.01 if, within ten (10) calendar days following receipt of the request for registration, the Company shall provide written notice that it intends to repurchase the shares at the Market Price of such shares as of the date the Company received such request.



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         SECTION 4.04. Expenses of Registration. The Company shall pay all expenses in connection with the Shelf Registration, including, without limitation (a) all expenses incident to filing with the National Association of Securities Dealers, Inc., (b) registration fees, (c) printing expenses, (d) accounting and legal fees and expenses, except to the extent the Holders elect to engage accountants or attorneys in addition to the accountants and attorneys engaged by the Company, (e) accounting expenses incident to or required by any such registration or qualification, and (f) expenses of complying with the securities or blue sky laws of any jurisdictions in connection with such registration or qualifications; provided, however, the Company shall not be liable for (i) any underwriting discounts or commissions to any broker attributable to the sale of the Holders' shares, or (ii) any fees or expenses incurred by the Holders in connection with such registration which, according to the written instructions of any regulatory authority, the Company is not permitted to pay.

                                    ARTICLE 5

                                 INDEMNIFICATION

         SECTION 5.01. Indemnification by the Company. In the case of each registration pursuant to Article 2 or 3 hereof, the Company agrees to indemnify and hold harmless the Holders and the directors and officers of the Holders, each underwriter of the shares of the Holders so registered, and each person (if any) who controls the Holders or any such underwriter within the meaning of
Section 15 of the Securities Act, against any and all losses, claims, damages, or liabilities to which they or any of them may become subject under the Securities Act or any other statute or common law, including any amount paid in settlement of any litigation, commenced or threatened, if such settlement is effected with the written consent of the Company, and to reimburse them for any legal or other expenses incurred by them in connection with investigating any claims and defending any actions, insofar as any such losses, claims, damages, liabilities, or actions arise out of or are based upon (a) any untrue statement or alleged untrue statement of a material fact contained in the registration statement filed to register the sale of such shares or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under blue sky or other securities laws of jurisdictions in which the shares are offered (a "Blue Sky Filing"), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or (b) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, if used prior to the effective date of such registration statement, or contained in the final prospectus (as amended or supplemented if the Company shall have filed with the SEC any amendment thereof or supplement thereto) if used within the period during which the Company is required to keep the registration statement to which such prospectus relates current, or the omission or alleged omission to state therein (if so used) a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the indemnification agreement contained in this Section 5.01 shall not (i) apply to such losses, claims, damages, liabilities, or actions arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission,


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if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company by the Holders or such underwriter specifically for use in connection with preparation of the registration statement, any preliminary prospectus or final prospectus contained in the registration statement, any such amendment or supplement thereto or any Blue Sky Filing, or (ii) inure to the benefit of any underwriter or any person controlling such underwriter, if such underwriter failed to send or give a copy of the final prospectus to the person asserting the claim at or prior to the written confirmation of the sale of such shares to such person and if the untrue statement or omission concerned has been corrected in such final prospectus.

         SECTION 5.02. Indemnification by the Holders. In the case of each registration pursuant hereto, the Holders and each underwriter of the shares of the Holders so registered shall agree in the same manner and to the same extent as set forth in Section 5.01 hereof to indemnify and hold harmless the Company, each person (if any) who controls the Company within the meaning of Section 15 of the Securities Act, the directors of the Company, and those officers of the Company who shall have signed any such registration statement, with respect to any untrue statement or alleged untrue statement in, or omission or alleged omission from, such registration statement or any post-effective amendment thereto or any preliminary prospectus or final prospectus (as amended or supplemented if amended or supplemented as aforesaid) contained in such registration statement or any Blue Sky Filing, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company by such indemnifying party specifically for use in accordance with the preparation of the registration statement, any preliminary prospectus or final prospectus contained in the registration statement, any such amendment or supplement thereto, or any Blue Sky Filing.

         SECTION 5.03. Indemnification Procedures.

         (a) Each indemnified party shall, with reasonable promptness after its receipt of written notice of the commencement of any action against such indemnified party in respect of which indemnity may be sought from an indemnifying party on account of an indemnity agreement contained herein, notify the indemnifying party in writing of the commencement thereof.

         (b) The omission to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party unless the failure to give notice materially adversely affects the ability of the indemnifying party to defend a claim which is the subject of indemnification hereunder (in which case the indemnifying party shall be relieved of its obligation only to the extent of offsetting any loss, damage, or liability it suffers as a consequence of the failure against its monetary obligation to the indemnified party).

         (c) In case any such action shall be brought against any indemnified party and the indemnified party shall so notify an indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and to the extent it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to




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such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party hereunder for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, except as provided below.

         (d) The indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel (other than reasonable costs of investigation) shall be paid by the indemnified party unless (i) the indemnifying party agrees to pay the same, (ii) the indemnifying party fails to assume the defense of such action with counsel reasonably satisfactory to the indemnified party, or (iii) the named parties to any such action (including any impleaded parties) have been advised by such counsel that representation of such indemnified party and the indemnifying party by the same counsel would be inappropriate under applicable standards of professional conduct (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party). No indemnifying party shall be liable for any settlement entered into without its consent.

         (e) The indemnity agreements contained herein shall be in addition to any liabilities which the indemnifying party may have pursuant to law.

         SECTION 5.04. Contribution.

         (a) If for any reason the indemnification provisions contemplated herein are either unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, or liabilities referred to therein, then the party that otherwise would be required to provide indemnification or the indemnifying party (in either case, for purposes of this section, the "Indemnifying Party") in respect of such losses, claims, damages, or liabilities, shall contribute to the amount paid or payable by the party that would otherwise be entitled to indemnification or the indemnified party (in either case, for purposes of this section, the "Indemnified Party") as a result of such losses, claims, damages, liabilities, or expense, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and the Indemnified Party, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact related to information supplied by the Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities, and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party. In no event shall any holder of shares covered by the registration be required to contribute an amount greater than the dollar amount of the proceeds received by such holder from the sale of shares pursuant to the registration giving rise to the liability.

         (b) The parties hereto agree that it would not be just and equitable if contribution pursuant to this section were determined by pro rata allocation (even if the holders or any



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underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person or entity determined to have committed a fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

                                    ARTICLE 6

                                     GENERAL

         SECTION 6.01. Notices. All communications required or permitted under this Agreement shall be in writing and shall be deemed to have been given when delivered personally or upon deposit in the United States mail, registered, postage prepaid return receipt requested, to Lend Lease and the Manager at 3242 Peachtree Road, N.E., Suite 800, Atlanta, Georgia (Attention: Samuel F. Hatcher); provided, however, that Lend Lease or the Manager may specify a different address by notifying the Company in writing of such different address. Notices to the Company shall be delivered at or mailed to 3242 Peachtree Road, N.E., Suite 800, Atlanta, Georgia (Attention: Samuel F. Hatcher), or such different address as the Company may notify Lend Lease and the Manager in writing.

         SECTION 6.02. Entire Agreement. This Agreement and exhibits attached hereto constitute the entire agreement of the parties and supersede all prior written agreements and prior and contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.

         SECTION 6.03. Pronouns and Plurals. When the context in which words are used in this Agreement indicates that such is the intent, words in the singular number shall include the plural and the masculine gender shall include the neuter or female gender as the context may require.

         SECTION 6.04. Headings. The article headings or sections in this Agreement are for convenience only and shall not be used in construing the scope of this Agreement or any particular article.

         SECTION 6.05. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original copy and all of which together shall constitute one and the same instrument binding on all parties hereto, notwithstanding that all parties shall not have signed the same counterpart.

         SECTION 6.06. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia.




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         IN WITNESS WHEREOF, each party hereto, through its officer thereunto duly authorized, has duly executed this Agreement as of the day and year first above written.

                                    CHASTAIN CAPITAL CORPORATION



                                    ------------------------------------------
                                    Name:
                                    Title:



                                    LEND LEASE CORPORATION LIMITED



                                    ------------------------------------------
                                    Name:
                                    Title:



                                    ERE YARMOUTH, INC



                                    ------------------------------------------
                                    Name:
                                    Title:










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